UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-12

INTELLICHECK, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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To the Stockholders of

INTELLICHECK, INC.

Re: 2020 Annual Meeting of Stockholders

Dear Stockholder:

You are cordially invited to attend Intellicheck, Inc.’s 2020 Annual Meeting of Stockholders. The meeting will be held Wednesday, May 13, 2020 at the offices of K&L Gates LLP located at 599 Lexington Avenue, Floor 32, New York, NY 10022. The meeting will begin promptly at 1:00 p.m., Eastern Time. Please plan to arrive a few minutes before the meeting.

The formal notice of the meeting follows on the next page. No admission tickets or other credentials are required unless you hold your shares in street name. If you hold your shares in street name, please follow the directions given in the Proxy Statement.

Some of our directors and officers will be available before and after the meeting to speak with you. At the meeting, the Company will answer your questions about our business affairs and will consider the matters explained in the Notice and Proxy Statement that follow.

Please vote, sign and return the enclosed proxy card as soon as possible, whether or not you plan to attend the meeting. Your vote is important.

Sincerely yours,

/s/ Guy L. Smith
Guy L. Smith
Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 13, 2020

To the Stockholders of

INTELLICHECK, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of INTELLICHECK, INC. (the “Company”), a Delaware corporation, will be held Wednesday, May 13, 2020 at 1:00 p.m. Eastern Time, at the offices of K&L Gates LLP located at 599 Lexington Avenue, Floor 32, New York, NY 10022, for the following purposes:

1.	To elect eight directors to serve for a one-year term or until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of EisnerAmper LLP as the Company’s independent public accountants for the 2020 fiscal year;

3.	To approve an amendment to the Intellicheck, Inc. 2015 Omnibus Incentive Plan;

4.	Advisory vote to approve the compensation of our named executive officers;

5.	Advisory vote to approve the frequency of future advisory votes to approve of executive compensation; and

6.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on March 16, 2020 as the record date for the meeting and only record holders of shares of the Company’s common stock at that time will be entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment or adjournments thereof. This proxy statement and the accompanying proxy will be mailed on or about April 13, 2020.

By Order of the Board of Directors,

/s/ Bill White
Bill White
Chief Financial Officer, Treasurer and Secretary

Melville, NY

April 13, 2020

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH

REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING HELD ON MAY 13, 2020: The Notice of Annual Meeting of

Stockholders, Proxy Statement and the Annual Report to Stockholders are available on the following website: www.intellicheck.com/proxy2020

INTELLICHECK, INC.

535 Broadhollow Road, Suite B51

Melville, NY 11747

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

to be held Wednesday, May 13, 2020

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the board of directors (the “Board of Directors”) of Intellicheck, Inc., a Delaware corporation (“Intellicheck” or the “Company”), for use at the annual meeting of stockholders of the Company (the “Annual Meeting”) to be held Wednesday, May 13, 2020 at the offices of K&L Gates LLP located at 599 Lexington Avenue, Floor 32, New York, NY 10022. The meeting will begin promptly at 1:00 p.m., Eastern Time. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting. In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers and regular employees, without additional compensation. We will bear the cost of solicitation of proxies. Brokerage houses, banks and other custodians, nominees and fiduciaries will be reimbursed for out-of-pocket and reasonable expenses incurred in forwarding proxies and proxy statements. The Board of Directors has set March 16, 2020, as the record date (the “Record Date”) to determine those holders of record of common stock, par value $0.001 (“Common Stock”) who are entitled to notice of, and to vote at the Annual Meeting. Each share of Common Stock entitles its owner to one vote. On the Record Date, there were 16,209,627 shares outstanding. On or about April 13, 2020, this Proxy Statement and the proxy card (the “Proxy Card” or “Proxy”) are being mailed to stockholders of record as of the close of business on March 16, 2020.

ABOUT THE MEETING

What is being considered at the meeting?

You will be voting on the following:

●	The election of eight directors, each to serve until the next annual meeting;
●	The ratification of the appointment of EisnerAmper LLP, as our independent registered public accountant firm;
●	To approve an amendment to the Company’s 2015 Omnibus Incentive Plan;
●	Advisory vote to approve the compensation of our named executive officers; and
●	Advisory vote to approve the frequency of future advisory votes to approve of executive compensation.

Who is entitled to vote at the meeting?

You may vote if you owned Common Stock as of the close of business on March 16, 2020. Each share of Common Stock is entitled to one vote.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a Proxy by mail. To conduct our meeting, a majority of the combined voting power of our Common Stock as of March 16, 2020, must be present at the meeting. This is referred to as a quorum. We believe that on March 16, 2020, there were 16,209,627 outstanding shares of Common Stock entitled to vote.

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How do I vote?

You can vote in two ways:

●	by attending the meeting in person; or
●	by completing, signing and returning the enclosed Proxy Card.

Can I change my mind after I submit my Proxy?

Yes, you may change your mind at any time before a vote is taken at the meeting. You can do this by (1) signing another Proxy with a later date and submitting it in the same manner as the prior Proxy was submitted; (2) if you hold your shares in your name, voting again at the meeting; or (3) if you hold your shares in street name, arranging with your broker to vote your shares at the annual meeting.

What if I return my Proxy Card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominated directors, and FOR the approval of the appointment of our independent public accountants, but they will not be voted with respect to the advisory votes with respect to executive compensation and the frequency of such votes.

What does it mean if I receive more than one Proxy Card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Continental Stock Transfer and Trust Company. The transfer agent’s telephone number is (212) 509-4000.

Will my shares be voted if I do not provide my Proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a Proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ unvoted shares on certain “routine” matters, including approval of the appointment of independent public accountants. When a brokerage firm votes its customer’s unvoted shares, these shares are counted for purposes of establishing a quorum. At our meeting, these shares will be counted as voted by the brokerage firm in the approval of the appointment of our independent public accountants.

What vote is required to approve each item?

The affirmative vote of a plurality of the votes cast at the annual meeting is required for approval of the election of directors and the affirmative vote of a majority of the votes cast is required for the ratification of the appointment of our independent public accountants. The advisory vote to approve executive compensation will be approved, on a non-binding, advisory basis, on the affirmative vote of a majority of the votes cast at the annual meeting. The advisory vote on frequency of approval of executive compensation will be determined, on a non-binding, advisory basis, by the option (every one year, two years, or three years) that receives the most votes.

Do we currently have, or do we intend to submit for stockholder approval, any anti-takeover device?

Our Certificate of Incorporation, Bylaws and other corporate documents do not contain any provisions that contain material anti-takeover aspects. We have no plans or proposals to submit any other amendments to the Certificate of Incorporation or Bylaws, or other measures in the future that have anti-takeover effects.

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Proposal No. 1

ELECTION OF DIRECTORS

Our Board of Directors has one class of directors, with each director elected annually for a term of one year. Unless specified to be voted otherwise, the persons named in the accompanying Proxy will vote for the election of the following persons as directors, all of whom are presently members of the Board of Directors, to hold office for the terms set forth below or until their respective successors have been elected and qualified. Each Proxy will be voted for the nominees named below. The nominees have consented to serve as directors if elected.

The Board of Directors recommends that you elect the nominees identified below.

Name	Age	Position with the Company and Principal Occupation	Director Since	New Board Term Expires
Guy L. Smith	70	Chairman of the Board of Directors	2005	2021
Emil R. Bedard	75	Director	2008	2021
Jack A. Davis	73	Director	2014	2021
William P. Georges	66	Director	2014	2021
Dylan Glenn	50	Director	2020	2021
Amelia L. Ruzzo	66	Director	2019	2021
David E. Ullman	62	Director	2018	2021
Bryan Lewis	58	President, Chief Executive Officer and Director	2020	2021

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to each director and executive officer as of March 16, 2020:

Name	Age	Position with the Company and Principal Occupation	Held Office Since	Current Board Term Expires
Guy L. Smith	70	Chairman of the Board of Directors	2005	2020
Emil R. Bedard	75	Director	2008	2020
Jack A. Davis	73	Director	2014	2020
William P. Georges	66	Director	2014	2020
Dylan Glenn	50	Director	2020	2020
Amelia L. Ruzzo	66	Director	2019	2020
David E. Ullman	62	Director	2018	2020
Russell T. Embry	55	Chief Technology Officer, Senior Vice President	2001	N/A
Bryan Lewis	58	President, Chief Executive Officer and Director	2018	2020
Bill White	59	Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer	2012	N/A

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Business Experience

Guy L. Smith was appointed Chairman of the Board of Directors effective November 14, 2018 and became a member of the Board of Directors in June 2005. Mr. Smith has been the Executive Vice President of Diageo, the world’s leading premium drinks company, since 2000 and is responsible for Corporate Relations and Marketing Public Relations. At Diageo, Mr. Smith’s responsibilities include overseeing the corporation’s civic and social responsibility efforts in North America, including the Diageo Marketing Code. The code governs the company’s social responsibility activities with regard to the marketing and sale of alcoholic beverages and the company’s undertakings to reduce underage access and abuse of alcohol. From 1998 to 1999, prior to joining Diageo, Mr. Smith was Special Advisor to President Clinton on The White House staff, where he served on the impeachment defense team. Mr. Smith also served as an informal strategic communications advisor to President Clinton from the beginning of the Clinton Administration. From 1999 to 2000, Mr. Smith was associated with The Hawthorn Group, a Washington-based public affairs firm, as well as with his own firm, Smith Worldwide Inc., from 1994 to 1996, which focused on reputation and crisis management. He was Chief Operating Officer of Hill & Knowlton International Public Relations, from 1992 to 1993, where he consulted with the firm’s largest consumer product, technology, and legal clients. Prior to that Mr. Smith was Vice President-Corporate Affairs, the senior public affairs and public relations officer, for Philip Morris Companies Inc. from 1975 to 1992. During his 17 years with Philip Morris, Mr. Smith led the Corporate Affairs departments of the Miller Brewing Company and The Seven-Up Company, both then Philip Morris operating companies. Mr. Smith began his career as a reporter and assistant city editor for The Knoxville Journal. He is currently chairman of the Barrier Island Trust, an environmental protection organization and sits on the Board of Advisors of Mount Vernon, George Washington’s home outside Washington, D.C. Mr. Smith also serves as an Honorary Battalion Chief of the Fire Department of New York.

Lieutenant General Emil R. “Buck” Bedard was appointed a member of the Board of Directors on March 14, 2008. General Bedard was appointed a director of Mobilisa in September 2004. He retired from the U.S. Marine Corps with over 37 years of active duty service in 2003. General Bedard’s military career included two combat tours in Vietnam, as well as commanding the 7th Marine Regiment in Somalia and the 1st Marine Expeditionary Force during Operation Desert Storm. General Bedard’s final active duty tour was as the Deputy Commandant for Plans, Policies and Operations for the US Marine Corps Headquarters in Washington, D.C., where he served until his retirement in 2003. He has continued to serve with the Marine Corps in Afghanistan and Iraq since his retirement. General Bedard’s many military awards include a Distinguished Service Medal, Legion of Merit, and Bronze Star (with Combat V). General Bedard graduated from the University of North Dakota in 1967 with a Masters in Science.

Major General Jack A. Davis, U.S. Marine Corps, Retired, was appointed a member of the Board of Directors on August 11, 2014. Major General Davis is a proven leader in the military, law enforcement and business arenas. In a 37-year career in the United States Marine Corps, during which he rose to the rank of Major General, he commanded at every level from an infantry platoon in Vietnam to Commanding General of the 4th Marine Division. His final assignment prior to retirement was Vice Commander, Marine Corps Forces Atlantic/Deputy Commander Marine Corps Forces Europe, for which he received the Distinguished Services Medal. Major General Davis also served five years in federal law enforcement before joining the North Carolina State Bureau of Investigation in 1979, retiring in 1999 with a distinguished record of service. He also established JA Davis & Associates, a frontrunner in leadership and security training development. He holds a Bachelor of Science degree and two master’s degrees. His business experience includes serving on a number of boards of directors/advisors to include publicly traded companies such as Force Protection (2006-2011). Major General Davis previously served on Mobilisa’s Board of Directors from October 2005 until the merger with Intellicheck in March 2008.

William P. Georges was appointed a member of the Board of Directors on August 11, 2014. Mr. Georges is President and CEO of The Georges Group, LLC, a provider of strategic consulting services and project management in the areas of corporate operations/relations to both public and private entities worldwide. Prior to forming the firm, he spent nine years as senior vice president of The Century Council, overseeing their development of programs to fight alcohol misuse, drunk driving and underage drinking. He is a retired 25-year veteran of the Albany, NY Police Department where he ultimately achieved the rank of Assistant Chief/Chief of Patrol where he was responsible for all uniformed police services. Mr. Georges is a life member of the International Association of Chiefs of Police. He serves on the Traffic Law Enforcement Committee of the Transportation Research Board of the National Academies and has been recognized by numerous organizations for his dedication to law enforcement.

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Dylan Glenn was appointed a member of the Board of Directors on March 11, 2020. Mr. Glenn is CEO of KBBO Americas, L.P. KBBO Americas is the U.S.-based investment vehicle for the KBBO Group, a diversified investment company headquartered in the United Arab Emirates. Prior to joining the KBBO Group, Mr. Glenn was Senior Managing Director of Guggenheim Partners, where he joined in 2005. Most recently, he worked in two capacities at the Firm. First, he coordinated the joint venture-Guggenheim KBBO Partners, Ltd. The joint venture is based in Dubai, UAE and is a partnership between the Abu Dhabi-based KBBO Group and Guggenheim Partners. Guggenheim KBBO Partners is a merchant banking effort that leverages the Firm’s investment banking and asset management capabilities with an important strategic partner with deep operating experience throughout the Middle East. Mr. Glenn continues to serve as Chairman of Guggenheim KBBO Partners. Additionally, he led the Guggenheim’s Government Relations efforts in Washington and was a Member of the Guggenheim Partners Public Affairs Committee. Prior to joining Guggenheim, Mr. Glenn served as Deputy Chief of Staff to Governor Sonny Perdue of Georgia. As a Deputy Chief of Staff, Mr. Glenn was responsible for all External Affairs. Mr. Glenn also served in the White House in Washington, D.C. as Special Assistant for President George W. Bush for Economic Policy. He was a member of the National Economic Council team advising the President on various economic issues. He has spent almost two decades in national and state politics. Mr. Glenn received his B.A. degree from Davidson College in North Carolina.

Dr. Amelia L. Ruzzo was appointed a member of the Board of Directors on January 10, 2019. Dr. Ruzzo has over twenty years of deep experience in technology solutions and solid business management and development expertise. Her experience includes positions with Thermo Fisher Scientific from 2012 to 2015 and ITT Exelis from 2010 to 2012. In these roles, she was responsible for aligning IT with business objectives in the development of strategic and tactical plans for segment businesses. Dr. Ruzzo effectively led teams that developed tactical and strategic solutions to enable strong financial results across the businesses’ portfolios. At Alliant Techsystems, from 2006 to 2010 she directed and guided successful solutions for business capture, technology development, execution and customer support. From 2004 to 2005, as Vice President of Information Systems for multi-billion-dollar international gold mining company Placer Dome, Dr. Ruzzo had responsibility for moving the corporation’s information technology strategy forward and for oversight of global initiatives of all information systems. Dr. Ruzzo’s extensive experience in the defense industry includes six years in successive positions at Lockheed Martin culminating in the Director of the Simulation Technology Group in 2004. Her primary job at Lockheed Martin was to support the executive leadership and business development areas by providing the most advanced technology solutions for Lockheed Martin customers.

David E. Ullman was appointed a member of the Board of Directors in January 2018. Mr. Ullman has extensive business expertise with a strong focus on retail, strategic planning and growth, as well as mergers and acquisitions. A seasoned retail executive, he spent nearly twenty years as Executive Vice President and Chief Financial Officer for billion-dollar retailer, manufacturer and e-commerce company, Jos. A. Bank Clothiers. Mr. Ullman had an instrumental role in strategic planning and growth initiatives as well as mergers and acquisitions, which led to more than a decade of sustained profitable growth and a six-fold increase in sales. The iconic retailer was acquired by Men’s Wearhouse in 2014 for $1.8 billion. He has also held executive positions with Arthur Andersen and $750 million catalogue company Hanover Direct. Most recently, Mr. Ullman has served as Chief Operating Officer, Chief Financial Officer and minority owner of Paul Fredrick Menstyle, a private retail company focused on designer and direct-to-consumer men’s apparel and related accessories.

Russell T. Embry was appointed Senior Vice President and Chief Technology Officer in July 2001 and has been Vice President, Information Technology, since July 1999. From January 1998 to July 1999, Mr. Embry was Lead Software Engineer with RTS Wireless. From April 1995 to January 1998, he served as Principal Engineer at GEC-Marconi Hazeltine Corporation. From August 1994 through April 1995, he was a staff software engineer at Periphonics Corporation. From September 1989 to August 1994, Mr. Embry served as Senior Software Engineer at MESC/Nav-Com. From July 1985 through September 1989, he was a software engineer at Grumman Aerospace. Mr. Embry holds a B.S. in Computer Science from Stony Brook University and an M.S. in Computer Science from Polytechnic University, Farmingdale.

Bryan Lewis was appointed President and Chief Executive Officer in February 2018. Mr. Lewis has over 30 years of global leadership positions in sales and operations in the financial services and financial technology sectors with a demonstrated ability to scale both high-growth and under-performing companies to create significant shareholder value. Prior to joining Intellicheck, he was Chief Operating Officer of Third Bridge, Inc. where he oversaw the growth of the company from 100 to 600 employees and a CAGR of 56% in a four-year period. Previously, Mr. Lewis held senior leadership positions at BondDesk (sold to TradeWeb), TheMarkets.com (sold to Capital IQ), Reuters, Barra (sold to MSCI) and Bloomberg. He began his career as a bond trader.

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Bill White was named interim CEO and President on October 4, 2017, serving in such position until February 21, 2018, and has served as Chief Financial Officer, Treasurer and Secretary since April 1, 2012. Mr. White was also named Chief Operating Officer on March 11, 2020. Mr. White has more than 30 years of experience in financial management, operations and business development. Prior to joining Intellicheck, he served 11 years as the Chief Financial Officer, Secretary and Treasurer of FocusMicro, Inc. (“FM”). As co-founder of FM, Mr. White played an integral role in growing the business from the company’s inception to over $36 million in annual revenue in a five-year period. Mr. White has broad domestic and international experience including managing rapid and significant growth, import/export, implementing tough cost management initiatives, exploiting new growth opportunities, merger and acquisitions, strategic planning, resource allocation, tax compliance and organization development. Prior to co-founding FM, he served 15 years in various financial leadership positions in the government sector. Mr. White started his career in Public Accounting. Mr. White holds a Bachelor of Arts in Business Administration from Washington State University and is a Certified Fraud Examiner.

Directors generally serve for a one-year term and hold office until the next annual meeting of stockholders following the conclusion of their term and the election and qualification of their successors. Executive officers are appointed by and serve at the discretion of the Board of Directors.

Board Leadership Structure

The current Chairman of the Board of Directors is Guy L. Smith, who is an independent director under Nasdaq listing standards. The roles of Chairman of the Board and Chief Executive Officer are separate. The Board of Directors believes that the separation of the offices of the Chairman of the Board and Chief Executive Officer allows the Company’s Chief Executive Officer to focus primarily on the Company’s business strategy, operations and corporate vision. The Board of Directors consists of a majority of independent directors, and each of the committees of the Board of Directors is comprised solely of independent directors. The Company does not have a policy mandating an independent lead director. The independent directors meet at least annually in executive session without the presence of non-independent directors.

Risk Oversight

While management is responsible for assessing and managing risks to the Company, the Board of Directors is responsible for overseeing management’s efforts to assess and manage risk. Risks are considered in virtually every business decision and as part of the Company’s overall business strategy. The Board of Directors’ risk oversight areas of focus include, but are not limited to:

●	managing the Company’s long-term growth;

●	strategic and operational planning, including significant acquisitions and the evaluation of our capital structure; and

●	legal and regulatory compliance.

While the Board of Directors has the ultimate oversight responsibility for the Company’s risk management policies and processes, the committees of the Board of Directors also have responsibility for risk oversight. The Audit Committee oversees risks associated with our financial statements and financial reporting, mergers and acquisitions, credit and liquidity, and business conduct compliance. The Compensation Committee considers the risks associated with our compensation policies and practices with respect to both executive compensation and employee compensation generally. The Corporate Governance and Nominating Committee oversee risks associated with our overall governance practices and the leadership structure of the Board of Directors. The Board of Directors stays informed of each committee’s risk oversight and other activities via regular reports of the committee chairs to the full Board of Directors. The Board of Directors’ role in risk oversight is consistent with our leadership structure, with the Chief Executive Officer and other members of senior management having responsibility for assessing and managing the Company’s risk exposure, and the Board of Directors and committees providing oversight in connection with those efforts.

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Section 16(a) Beneficial Ownership Reporting Compliance

The Securities and Exchange Commission has adopted rules relating to the filing of ownership reports under Section 16(a) of the Securities Exchange Act of 1934. One such rule requires disclosure of filings, which under the Commission’s rules, are not deemed to be timely. During its review, the Company discovered that Mr. Lewis failed to file a timely report regarding the purchase of 185 shares of common stock by his spouse for which he disclaims beneficial ownership; such report was subsequently filed.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2019, the Board of Directors held four meetings, the Audit Committee held four meetings, the Nominating and Corporate Governance Committee held four meetings and the Compensation Committee held four meetings in conjunction with the regular quarterly board meetings. All the directors attended at least 75% of the aggregate of all Board meetings and meetings of committees on which they served. The Board of Directors has determined that Messrs. Smith, Davis, Georges, Bedard, Ullman, Glenn and Dr. Ruzzo are each an independent director as defined in Section 5605(b) of the Nasdaq listing standards. The Company does not have a written policy relating to attendance by members of the Board of Directors at annual stockholder meetings. However, it is communicated and understood by all directors that they are required to attend barring any unforeseen circumstance. All directors who were directors at the time of last year’s annual stockholder meeting attended last year’s annual stockholder meeting.

Compensation Committee

The Board of Directors established a Compensation Committee, which is currently comprised of Mr. Georges, chairperson, Mr. Bedard, Mr. Davis and Mr. Ullman, each of whom is independent as defined in Section 5605(d) of the Nasdaq listing standards. The Compensation Committee reviews and recommends to the board the compensation for all officers and directors of the Company and reviews general policy matters relating to the compensation and benefits of all employees. The Compensation Committee also administers the stock option plans. The Compensation Committee may not delegate its duties. The Compensation Committee has adopted a written charter, which is available on the Company’s Web site at www.intellicheck.com/about/investor-center. The charter sets forth responsibilities, authority and specific duties of the Compensation Committee.

Compensation Committee Report

The Compensation Committee Report is not to be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that such information be treated as soliciting material or specifically incorporates it by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on this review and discussion, the Compensation Committee has recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K.

  Compensation Committee:

  William P. Georges, Chairperson

  Emil R. Bedard, Member

  Jack A. Davis, Member

  David E. Ullman, Member

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Corporate Governance and Nominating Committee

The Board of Directors established a Corporate Governance and Nominating Committee, which is comprised of Mr. Bedard, chairperson, Mr. Davis and Dr. Ruzzo, each of whom is independent as defined in Section 5605(b) of the Nasdaq’s listing standards. The Corporate Governance and Nominating Committee review our internal policies and procedures and by-laws. With respect to nominating director candidates, this committee identifies and evaluates potential director candidates and recommends candidates for appointment or election to the Board. The Nominating and Corporate Governance Committee has adopted a written charter, which is available on the Company’s Web site at www.intellicheck.com/about/investor-center. The charter sets forth responsibilities, authority and specific duties of the Corporate Governance and Nominating Committee.

The Corporate Governance and Nominating Committee may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other board members, and specialized knowledge or experience. Depending upon the current needs of our Board of Directors, certain factors may be considered more than others by the Committee in making its recommendation. In considering candidates for our Board of Directors, the Corporate Governance and Nominating Committee will evaluate the entirety of each candidate’s credentials and, other than the eligibility requirements established by the Corporate Governance and Nominating Committee, will not have any specific minimum qualifications that must be met by a nominee. The Corporate Governance and Nominating Committee will consider candidates for the Board from any reasonable source, including current board members, stockholders, professional search firms or other persons. The Corporate Governance and Nominating Committee will not evaluate candidates differently based on who has made the recommendation.

Although we do not currently have a formal policy or procedure for stockholder recommendations of director candidates, the Board of Directors welcomes such recommendations and will consider candidates recommended by stockholders. Because we do not prohibit or restrict such recommendations, we have not implemented a formal policy with respect to stockholder recommendations.

  Corporate Governance and Nominating Committee:

  Emil R. Bedard, Chairperson

  Jack A. Davis, Member

  Amelia L. Ruzzo, Member

Audit Committee

The Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which is currently comprised of David E. Ullman, chairperson, William P. Georges and Amelia L. Ruzzo. The members of the Audit Committee are independent as defined in Section 5605(c) of the Nasdaq’s listing standards. The Audit Committee recommends to the Board of Directors the annual engagement of a firm of independent accountants and reviews with the independent accountants the scope and results of audits, our internal accounting controls and audit practices and professional services rendered to us by our independent accountants. The Audit Committee has adopted a written charter, which sets forth the responsibilities, authority and specific duties of the Audit Committee. A copy of the Audit Committee charter is incorporated by reference to Registrant’s Proxy Statement on Schedule 14A filed April 27, 2007.

The Board of Directors has determined that it has at least one audit committee financial expert serving on the audit committee. Mr. Ullman has vast corporate experience including his position as Chief Financial Officer for Jos. A. Bank Clothiers and Chief Financial Officer of Paul Fredrick Menstyle. He is considered an “audit committee financial expert.”

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Audit Committee Report

The following shall not be deemed to be “soliciting material” or to be “filed” with the Commission nor shall such information be incorporated by reference into any future filing of Intellicheck under the Securities Act of 1933 or the Exchange Act.

With respect to the audit of the fiscal year ended December 31, 2019, and as required by its written charter which sets forth its responsibilities and duties, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

During its review, the Audit Committee has discussed with EisnerAmper LLP, the Company’s Independent Registered Public Accounting Firm, those matters required to be discussed by Statement on Accounting Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received from and discussed with EisnerAmper LLP, the written disclosures and the letter required by applicable requirements of the PCAOB regarding the firm’s communications with the Audit Committee concerning independence and has discussed with EisnerAmper LLP its independence. These disclosures relate to the firm’s independence from the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

  Audit Committee:

  David E. Ullman, Chairperson

  William P. Georges, Member

  Amelia L. Ruzzo, Member

Process for Sending Communications to the Board of Directors

Stockholders that wish to communicate with the Board of Directors are welcomed to put their comments in writing addressed to the Company’s Investor Relations Representative, Bill White. Such communications may be sent to Mr. White at Intellicheck, Inc., 535 Broadhollow Road, Suite B51, Melville, NY 11747. Upon receipt, Mr. White will distribute the correspondence to the directors. All communications received will be provided to the directors specified in the communication.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of the Company’s Common Stock as of March 16, 2020, by each person who is known by Intellicheck to beneficially own more than 5% of Intellicheck’s Common Stock, each officer, each director and all officers and directors as a group.

Shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

The applicable percentage of ownership is based on 16,209,627 shares outstanding.

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Name	Shares Beneficially Owned	Percent
Russell T. Embry (1)	142,778	*
Bryan Lewis (2)	258,647	1.60
Bill White (3)	479,223	2.96
Emil R. Bedard (4)	137,151	*
Jack A. Davis	92,728	*
William P. Georges (5)	74,444	*
Dylan Glenn	-	-
Amelia L. Ruzzo	-	-
Guy L. Smith (6)	223,970	1.38
David E. Ullman	10,000	*
All Executive Officers & Directors as a group (10 persons) (7)	1,418,941	8.75
5% Stockholders
Clear Harbor Asset Management, LLC (8)	1,417,905	8.75
Rawleigh Hazen Ralls, IV (9)	1,164,558	7.18
Goldberg Capital Management (10)	1,029,798	6.35
Bleichroeder LP (11)	2,738,314	16.89

*	Indicates beneficial ownership of less than one percent of the total outstanding Common Stock.

(1)	Includes 137,082 shares issuable upon exercise of stock options exercisable within 60 days.

(2)	Includes 258,647 shares issuable upon exercise of stock options exercisable within 60 days.

(3)	Includes 447,315 shares issuable upon exercise of stock options exercisable within 60 days.

(4)	Includes 20,000 shares issuable upon exercise of stock options exercisable within 60 days.

(5)	Includes 50,000 shares issuable upon exercise of stock options exercisable within 60 days.

(6)	Includes 60,638 shares issuable upon exercise of stock options exercisable within 60 days.

(7)	Includes 949,617 shares issuable upon the exercise of stock options exercisable within 60 days.

(8)	The address of Clear Harbor Asset Management, LLC (“Clear Harbor”) is 420 Lexington Ave., Suite 2006, New York, NY 10170; shares reflected above for Clear Harbor are based on a Schedule 13G/A filing made February 10, 2020.

(9)	The address of Rawleigh Hazen Ralls, IV (“Ralls”) is c/o Lacuna, LLC, 1100 Spruce Street, Suite 202, Boulder, Colorado 80303; shares reflected above for Ralls are based on a Schedule 13G/A filed February 14, 2020.

(10)	The address of Goldberg Capital Management (“Goldberg”) is 27 Stagecoach Road, Avon, CT 06001; shares reflected above for Goldberg are based on a Schedule 13G filed January 30, 2019.

(11)	The address of Bleichroeder LP (“Bleichroeder”) is 1345 Avenue of the Americas, 47th Floor, New York, NY 10105; shares reflected above for Bleichroeder are based on a Schedule 13G/A filed February 12, 2020.

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The address at which our Board of Directors and executive officers can be reached is the address specified in “Process for Sending Communications to the Board of Directors” above.

EXECUTIVE COMPENSATION

This compensation discussion describes the material elements of compensation awarded to, earned by, or paid to each of Intellicheck’s executive officers who served as named executive officers during the last completed fiscal year. This compensation discussion focuses on the information contained in the following tables and related footnotes and narrative for primarily the last completed fiscal year, but also describes compensation actions taken before or after the last completed fiscal year to the extent it enhances the understanding of Intellicheck’s executive compensation disclosure.

The Compensation Committee currently oversees the design and administration of Intellicheck’s executive compensation program and compensation for the Board of Directors.

The principal elements of Intellicheck’s executive compensation program are base salary, annual cash incentives, long-term equity incentives in the form of stock options and other benefits. Intellicheck’s other benefits consist of reimbursed business travel and entertainment expenses, health insurance benefits, vacation and sick pay and a qualified 401(k) savings plan. Intellicheck’s philosophy is to position the aggregate of these elements at a level that is commensurate with Intellicheck’s size and performance.

Compensation Program Objectives and Philosophy

In General. The objectives of Intellicheck’s compensation programs are to:

●	attract, motivate and retain talented and dedicated executive officers;

●	provide Intellicheck’s executive officers with both cash and equity incentives to further Intellicheck’s interests and those of Intellicheck’s stockholders; and

●	provide employees with long-term incentives so Intellicheck can retain them and provide stability during Intellicheck’s growth stage.

Generally, the compensation of Intellicheck’s executive officers is composed of a base salary, an annual incentive compensation award and equity awards in the form of stock options. In setting base salaries, the Compensation Committee generally reviews the individual contributions of the particular executive. Annual incentive compensation awards for 2018 and 2019 have been paid in accordance with the Executive Compensation Bonus Plan approved by the Compensation Committee based on expected Company performance. In addition, stock options are granted to provide the opportunity for long-term compensation based upon the performance of Intellicheck’s common stock over time.

Intellicheck generally intends to qualify executive compensation for deductibility without limitation under Section 162(m) of the Internal Revenue Code. Section 162(m) provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation (other than certain exempt performance-based compensation) is limited to no more than $1.0 million per year. The non-exempt compensation paid to any of our executive officers for fiscal 2019 as calculated for purposes of Section 162(m) did not exceed the $1.0 million limit.

Competitive Marketplace for Talent. Intellicheck defines its competitive marketplace for executive talent and investment capital to be the technology and business services industries. To date, Intellicheck has not engaged in the benchmarking of executive compensation but Intellicheck may choose to do so in the future.

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Compensation Process. For each of Intellicheck’s named executive officers, the Compensation Committee reviews and approves all elements of compensation, taking into consideration recommendations from Intellicheck’s Chief Executive Officer (for compensation other than his own), as well as competitive marketplace guidance. Based upon its review, the Compensation Committee approves salaries for executive officers. The Compensation Committee sets the salary level of each executive officer on a case by case basis, considering the individual’s level of responsibilities and performance. All executive officer salaries are reviewed on an annual basis. Salary changes for executives are based primarily on their performance in supporting the strategic initiatives of the Chief Executive Officer, economic and competitive factors, meeting individual goals and objectives set by the Chief Executive Officer, and improving the operating efficiency of the company. Also, where applicable, changes in the duties and responsibilities of each other executive officer may be considered in deciding on changes in annual salary. For 2019, the aggregate of the compensation paid to Intellicheck’s Chief Executive Officer and other executive officers was $1,618,966.

Executive Officer Bonuses. During 2019, bonuses were paid under the Executive Compensation Bonus Plan to the Chief Executive Officer and Chief Financial Officer in the amounts of $20,000 and $15,000, respectively. During 2018, no bonuses were paid under the Executive Compensation Bonus Plan.

Stock Option Grants. The Compensation Committee currently administers Intellicheck’s stock option and equity incentive plans for executive officers, employees, consultants and outside directors. Under the plans, the Compensation Committee grants options to purchase Common Stock with an exercise price of no less than the fair market value of the Common Stock on the date of grant. The Compensation Committee believes that providing stock options to the executive officers, who are responsible for Intellicheck’s management and growth, gives them an opportunity to own Intellicheck stock and better aligns their interests with the interests of the stockholders. It also promotes retention of the officers because of the vesting provisions of the option grants and the potential for stock price appreciation.

For these reasons, the Compensation Committee considers stock options as an important element of compensation when it reviews executive officer compensation. At its discretion, the Compensation Committee also grants options based on individual and corporate achievements.

Normally, the Chief Executive Officer makes a recommendation to the Committee for awards to be made to executive officers other than the Chief Executive Officer. The Committee approves grants made to the Chief Executive Officer and other executive officers and, in certain cases, recommends grants for approval by the entire Board. The Compensation Committee determines the number of shares underlying each stock option grant based upon the executive officer’s and Intellicheck’s performance, the executive officer’s role and responsibilities at Intellicheck and the executive officer’s base salary.

Chief Executive Officer Compensation. Mr. Lewis receives an annual base salary of $250,000. Mr. Lewis may also receive an annual bonus based on reasonable objectives established by the Company’s Board of Directors. In addition, Mr. Lewis is entitled to receive benefits in accordance with the Company’s existing benefit policies and is reimbursed for Company expenses in accordance with the Company’s expense reimbursement policies.

The determination of the base salary to be paid to the Chief Executive Officer was based on a number of factors including the position’s historical compensation and the relative compensation in comparison to the other existing senior executives in the Company. In deciding on future changes in the base salary of the Chief Executive Officer, the Compensation Committee will consider several performance factors. Among these are operating and administrative efficiency and the maintenance of an appropriately experienced management team. The Compensation Committee also evaluates the Chief Executive Officer’s performance in the area of finding and evaluating new business opportunities to establish the most productive strategic direction for Intellicheck.

Chief Financial Officer. Effective April 1, 2012, Bill White was appointed Chief Financial Officer of the Company. In connection with his employment at the Company, Mr. White receives a base salary of $215,963. On March 11, 2020, Mr. White was also appointed Chief Operating Officer.

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Severance and Change-in-Control Agreements

On November 29, 2017, the Company entered into a Severance Agreement with Mr. Bill White, the Company’s Chief Financial Officer. Under the agreement, if Mr. White is terminated for any reason other than cause, the Company would pay Mr. White two (2) years base salary in accordance with the Company’s regular payroll schedule. Mr. White would also be entitled to a gross amount equal to any quarterly bonus target applicable during the quarter, accelerated vesting of all outstanding stock options and coverage of health benefits for a period of up to 12 months. The agreement has a term of three years.

Each of the agreements requires the executive to devote substantially all his time and efforts to our business and contains non-competition and nondisclosure covenants of the officer for the term of his employment and for a one-year period thereafter. Each agreement provides that we may terminate the agreement for cause.

INTELLICHECK SUMMARY COMPENSATION TABLE

The following table sets forth compensation paid to executive officers whose compensation was more than $100,000 for any of the three fiscal years ended December 31, 2019. No other executive officers received total salary and bonus compensation more than $100,000 during any of such fiscal years.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($) (1)	Option Awards ($)(1)	All Other Compensation ($)(2)		Total ($)
Russell T. Embry	2019	200,000		—	—	18,186	6,000	(5)	224,186
Chief Technology Officer	2018	200,000		—	—	—	4,625	(5)	204,625
	2017	200,000		—	—	—	3,000	(5)	203,000

Bryan Lewis	2019	250,000		20,000	—	671,360	—		941,360
President & Chief Executive Officer	2018	204,861		—	—	212,740	—		417,601

Bill White	2019	215,963		15,000	—	54,558	5,399	(5)	290,920
Chief Financial Officer	2018	215,963		—	—	—	6,479	(5)	222,442
and Chief Operating Officer (3)	2017	215,463		35,000	—	—	6,464	(5)	256,927

William H. Roof (4)	2019	162,500		—	—	—	—		162,500
Former President &	2018	300,000		—	—	—	—		300,000
Chief Executive Officer	2017	300,666	(8)	—	—	—	10,938	(7)	311,604

Robert N. Williamsen (5)	2019	—		—	—	—	—		—
Former Chief Revenue Officer	2018	—		—	—	—	—		—
	2017	96,875		—	—	—	—		96,875

(1)	The amounts reported in the “Option Awards” and “Stock Awards” columns reflect the aggregate grant date fair value of awards for the years ended December 31, 2019, 2018 and 2017 computed in accordance with FASB ASC Topic 718. See Note 10 of the Notes to Financial Statements in our Annual Report on Form 10-K, filed in this report, for information regarding assumptions underlying the valuation of equity awards.

(2)	No other compensation more than $10,000, including perquisites, was paid to any of Intellicheck’s named executive officers.

(3)	Mr. White was also named Chief Operating Officer on March 11, 2020

(4)	Dr. Roof was named Chief Operating Officer on August 11, 2014 and was appointed Chief Executive Officer on October 1, 2014. Dr. Roof’s annual salary was $250,000. Effective October 4, 2017 Dr. Roof retired from the Company at the request of its Board of Directors. Pursuant Dr. Roof’s separation and consulting agreement with the Company, Dr. Roof received aggregate cash payments of $500,000, subject to all applicable withholding, over a 20-month period beginning effective November 2, 2017.

(5)	Represents matching contribution under the Company’s 401(K) Plan.

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(6)	Mr. Williamsen was named Chief Revenue Officer on December 12, 2014. Mr. Williamsen’s annual salary was $225,000. Mr. Williamsen separated from the Company effective May 19, 2016. Pursuant to Mr. Williamsen’s employment agreement with the Company, Mr. Williamsen received a payment of his monthly salary, subject to all applicable withholdings, for a period of 12 months following his departure on May 19, 2016.

(7)	Represents compensation related to an auto allowance made to Dr. Roof in the amount of $5,000 and matching contribution under the Company’s 401(K) Plan in the amount of $5,938.

(8)	Includes $60,125 in accrued paid time off (PTO) payout at separation.

Stock Option and Equity Incentive Plan

The principal purpose of the Stock Option and Equity Incentive Plan is to attract, motivate, reward and retain selected employees, consultants and directors through the granting of stock-based compensation awards. The Plan provides for a variety of awards, including non-qualified stock options, incentive stock options (within the meaning of Section 422 of the Code), stock appreciation rights, restricted stock awards, performance-based awards and other stock-based awards.

The Company adopted the 2015 Omnibus Incentive Plan (the “Plan”), which covers up to 3,500,000 of the Company’s common shares, pursuant to which officers, directors, key employees and consultants to the Company are eligible to receive incentive stock options, nonqualified stock options and other types of equity incentives such as restricted stock grants. The Compensation Committee of the Board of Directors administers the Plan and determines the terms and conditions of options granted, including the exercise price. The Plan generally provides that all stock options will expire within ten years of the date of grant. Incentive stock options granted under the Plan must be granted at an exercise price that is not less than the fair market value per share at the date of the grant and the exercise price must not be less than 110% of the fair market value per share at the date of the grant for grants to persons owning more than 10% of the voting stock of the Company. The Plan also entitles non-employee directors to receive grants of non-qualified stock options as approved by the Board of Directors.

Administration. The Plan is currently administered by the Compensation Committee as designated by the Board of Directors. The Compensation Committee has the power to interpret the Plan and to adopt rules for the administration, interpretation and application per terms of the Plan.

Grant of Awards; Shares Available for Awards. Certain employees, consultants and directors are eligible to be granted awards under the Plan. The Compensation Committee will determine who will receive awards under the Plan, as well as the form of the awards, the number of shares underlying the awards, and the terms and conditions of the awards consistent with the terms of the Plan.

A total of 789,463 shares of Intellicheck’s Common Stock are available for issuance or delivery under the existing Plan. The number of shares of the Company’s Common Stock issued or reserved pursuant to the Plan will be adjusted at the discretion of the Board of Directors or the Compensation Committee as a result of stock splits, stock dividends and similar changes in the Company’s Common Stock.

Stock Options. The Plan permit the Compensation Committee to grant participants incentive stock options, which qualify for special tax treatment in the United States, as well as non-qualified stock options. The Compensation Committee will establish the duration of each option at the time it is granted, with maximum ten-year duration for incentive stock options, and may also establish vesting and performance requirements that must be met prior to the exercise of options. Stock option grants (other than incentive stock option grants) also may have exercise prices that are less than, equal to or greater than the fair market value of the Company’s Common Stock on the date of grant. Incentive stock options must have an exercise price that is at least equal to the fair market value of the Company’s Common Stock on the date of grant. Stock option grants may include provisions that permit the option holder to exercise all or part of the holder’s vested options, or to satisfy withholding tax liabilities, by tendering shares of the Company’s Common Stock already owned by the option holder for at least six months (or another period consistent with the applicable accounting rules) with a fair market value equal to the exercise price.

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Other Equity-Based Awards. In addition to stock options, the Compensation Committee may also grant certain employees, consultants and directors shares of restricted stock, with terms and conditions as the Compensation Committee may, pursuant to the terms of the 2015 Plan, establish. The 2015 Plan does not allow awards to be made under terms and conditions which would cause such awards to be treated as deferred compensation subject to the rules of Section 409A of the Code.

Change-in-Control Provisions. In connection with the grant of an award, the Compensation Committee may provide that, in the event of a change in control, any outstanding awards that are unexercisable or otherwise unvested will become fully vested and immediately exercisable.

Amendment and Termination. The Compensation Committee may adopt, amend and rescind rules relating to the administration of the Plan, and amend, suspend or terminate the Plan, but no amendment will be made that adversely affects in a material manner any rights of the holder of any award without the holder’s consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws. Intellicheck attempted to structure the Plan so that remuneration attributable to stock options and other awards will not be subject to a deduction limitation contained in Section 162(m) of the Code.

The following table summarizes options and restricted stock units granted during the years ended December 31, 2019 and 2018 to the named executive officers:

GRANTS OF PLAN-BASED AWARDS TABLE

Name	Grant Date	Approval Date	Number of Securities Underlying Grant	Exercise or Base Price of Option Awards ($/Sh)	Fair Value at Grant Date ($)(1)		Expiration Date
Bryan Lewis	02/21/18	02/21/18	100,000	2.87	212,740	(1)	02/20/23
Bryan Lewis	03/06/19	03/06/19	369,163	2.68	671,360	(1)	03/06/24
Bill White	03/06/19	03/06/19	30,000	2.68	54,558	(1)	03/06/24
Russell T. Embry	03/06/19	03/06/19	10,000	2.68	18,186	(1)	03/06/24
William P. Georges	03/30/18	03/30/18	556	1.80	1,000	(2)
William P. Georges	06/29/18	06/29/18	435	2.30	1,000	(3)
William P. Georges	06/28/19	06/28/19	345	5.79	2,000	(6)
Guy L. Smith	03/30/18	03/30/18	8,333	1.80	5,000	(2)
Guy L. Smith	06/29/18	06/29/18	6,522	2.30	15,000	(3)
Guy L. Smith	09/28/18	09/28/18	5,976	2.51	15,000	(4)
Guy L. Smith	06/28/19	06/28/19	3,454	5.79	20,000	(6)
Guy L. Smith	09/30/19	09/30/19	4,008	4.99	20,000	(7)
Guy L. Smith	12/31/19	12/31/19	2,670	7.49	20,000	(8)
David E. Ullman	03/30/18	03/30/18	7,407	1.80	13,333	(2)
David E. Ullman	09/28/18	09/28/18	593	2.51	1,488	(4)
David E. Ullman	03/29/19	03/29/19	2,000	3.53	7,060	(5)

(1)	The grant fair value of each equity award has been computed in accordance with ASC 718.

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(2)	The grant fair value of each equity award has been computed in accordance with ASC 718. Restricted shares vested and shares of stock were issued March 30, 2018.

(3)	The grant fair value of each equity award has been computed in accordance with ASC 718. Restricted shares vested and shares of stock were issued June 29, 2018.

(4)	The grant fair value of each equity award has been computed in accordance with ASC 718. Restricted shares vested and shares of stock were issued September 28, 2018.

(5)	The grant fair value of each equity award has been computed in accordance with ASC 718. Restricted shares vested and shares of stock were issued March 29, 2019.

(6)	The grant fair value of each equity award has been computed in accordance with ASC 718. Restricted shares vested and shares of stock were issued June 28, 2019.

(7)	The grant fair value of each equity award has been computed in accordance with ASC 718. Restricted shares vested and shares of stock were issued September 30, 2019

(8)	The grant fair value of each equity award has been computed in accordance with ASC 718. Restricted shares vested and shares of stock were issued December 31, 2019

The following table summarizes unexercised options as of year-end December 31, 2019 for the named executive officers:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

	No. of Securities Underlying Unexercised Options/Warrants			Option Exercise Price	Option Expiration
Name	Exercisable	Unexercisable		($)	Date
Bryan Lewis	25,000	75,000	(1)	2.87	02/20/23
Bryan Lewis	184,582	184,581	(2)	2.68	03/06/24
Russell T. Embry	18,970	—		1.42	05/20/20
Russell T. Embry	92,500	—		1.15	08/11/20
Russell T. Embry	22,279	—		1.01	02/24/21
Russell T. Embry	—	10,000	(3)	2.68	03/06/24
Bill White	18,970	—		1.42	05/20/20
Bill White	391,875	—		1.15	08/11/20
Bill White	45,440	—		1.01	02/24/21
Bill White	—	30,000	(3)	2.68	03/06/24

(1)	These shares shall vest at a rate of 25% per year beginning on the first anniversary of the date of grant.

(2)	These shares shall vest at a rate of 33.33% per year beginning on the second anniversary of the date of grant.

(3)	These shares shall vest at a rate of 33.33% per year beginning on the first anniversary of the date of grant.

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OPTION EXERCISES AND STOCK VESTED TABLE

	Stock Options		Stock Awards
Name	No. of Shares Acquired Upon Exercise (#)	Value Received Upon Exercise ($) (1)	No. of Shares Acquired Upon Vesting (#)	Value Received Upon Vesting ($) (2)
—	—	—	—	—

(1)	Represents the difference between the market price of the underlying shares of the Company’s common stock on the date of exercise and the exercise price of the options.

(2)	Represents the aggregate market value of shares on the vesting date.

No other officers named in the Summary Compensation Table exercised stock options or received shares from vested or unrestricted awards during fiscal year 2019.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation Plan (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation Plan approved by security holders (1)	1,424,293	$1.79	789,463
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,424,293	$1.79	789,463

(1)	Represents 1,397,197 options and 2,670 restricted stock units under the 2015 Omnibus Incentive Plan and 24,426 options under the 2006 Equity Incentive Plan.

Pension Benefits

The Company does not sponsor any qualified or non-qualified defined benefit plans.

Non-qualified Deferred Compensation

Intellicheck does not maintain any non-qualified defined contribution or deferred compensation plans. The Compensation Committee, which is comprised solely of “outside directors” as defined for purposes of Section 162(m) of the Code, may elect to provide Intellicheck’s officers and other employees with non-qualified defined contribution or deferred compensation benefits if the Compensation Committee determines that doing so is in the company’s best interests. Intellicheck sponsors a tax qualified defined contribution 401(k) plan in which Mr. Embry and Mr. White participated in during 2019. Intellicheck made a matching contribution to the plan equal to 50% of the first 6% an employee contributes into the plan.

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Compensation of Directors

The following table sets forth certain information concerning compensation of Intellicheck’s directors who served in 2019.

Name and Principal Position	Fees Paid in Cash ($)	Option Awards ($) (1)	Stock Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Guy L. Smith, Director	20,000	—	60,000	—	80,000
Emil Bedard, Director	60,000	—	—	—	60,000
Jack A. Davis, Director	60,000	—	—	—	60,000
William P. Georges, Director	58,000	—	2,000	—	60,000
Amelia L. Ruzzo, Director	58,500	—	—	—	58,500
David E. Ullman, Director	52,940	—	7,060	—	60,000

(1)	The amounts reported in the “Option Awards” and “Stock Awards” columns reflect the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. See Note 10 of the Notes to Financial Statements in our Annual Report on Form 10-K, filed in this report, for information regarding assumptions underlying the valuation of equity awards.
(2)	No other compensation, including perquisites more than $10,000 was paid to any of the directors

The Company reimburses directors for reasonable out-of-pocket expenses incurred in connection with attendance at board meetings.

CERTAIN RELATED PARTY TRANSACTIONS

The Corporate Governance and Nominating Committee reviews transactions with firms associated with directors and nominees for director. Intellicheck’s management also monitors such transactions on an ongoing basis. Executive officers and directors are governed by Intellicheck’s Code of Business Conduct and Ethics, which provides that waivers may only be granted by the Board of Directors and must be promptly disclosed to stockholders. No such waivers were granted nor applied for in 2019. Intellicheck’s Corporate Governance Guidelines require that all directors recuse themselves from any discussion or decision affecting their personal, business or professional interests.

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Proposal No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors has appointed EisnerAmper LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The Board of Directors recommends that you vote to ratify such appointment.

Representatives of EisnerAmper LLP are expected to be present at the annual meeting of stockholders with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

For the fiscal years ended December 31, 2019 and 2018, Intellicheck’s principal independent auditor was EisnerAmper LLP, the services of which were provided in the following categories and amount:

Audit Fees

The aggregate fees billed by EisnerAmper LLP for professional services rendered for the audit of Intellicheck’s annual financial statements for the fiscal year ended December 31, 2019, and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for such fiscal year were $173,500.

The aggregate fees billed by EisnerAmper LLP for professional services rendered for the audit of Intellicheck’s annual financial statements for the fiscal year ended December 31, 2018, and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for such fiscal year were $166,000.

Audit-Related Fees

For the fiscal year ended December 31, 2019, EisnerAmper LLP billed $9,455 for assurance and related services in connection with the audit or review of the company’s financial statements. There were no other audit-related fees billed by EisnerAmper LLP in 2018.

Tax Fees

EisnerAmper LLP billed Intellicheck $21,000 and $20,600 for tax related services for each of the fiscal years ended December 31, 2019 and 2018, respectively.

All Other Fees

For the fiscal year ended December 31, 2019, EisnerAmper LLP billed $2,750 related to the Company’s filing of its Form S-8 in May 2019. There were no other fees billed by EisnerAmper LLP in 2018.

Pre-approval of Services

The Audit Committee pre-approves all services, including both audit and non-audit services, provided by Intellicheck’s independent registered public accounting firm. For audit services, each year the independent auditor provides the Audit Committee with an engagement letter outlining the scope of proposed audit services to be performed during the year, which must be formally accepted by the Committee before the audit commences. The independent auditor also submits an audit services fee proposal, which also must be approved by the Committee before the audit commences.

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Proposal No. 3

APPROVAL OF AMENDMENT TO OUR 2015 OMNIBUS INCENTIVE PLAN

On March 11, 2020, the Compensation Committee and the Board of Directors adopted, subject to stockholder approval, an amendment to the Intellicheck, Inc. 2015 Omnibus Incentive Plan (the “2015 Incentive Plan”). The proposed amendment would increase the total number of shares of Common Stock available for issuance under the 2015 Incentive Plan by 500,000 shares from 3,500,000 to 4,000,000 (the “2015 Incentive Plan Amendment”).

The 2015 Incentive Plan initially authorized the issuance of 2,000,000 shares of Common Stock. Such amount was amended to 3,000,000 in 2016 and was further amended to 3,500,000 in 2019. As of March 16, 2020, there were 774,470 shares remaining available for issuance under the 2015 Incentive Plan. The Compensation Committee and the Board of Directors believes that the increase in the aggregate number of shares available for future grants under the 2015 Incentive Plan is appropriate to permit the grant of equity awards at expected levels for the next two years. If the 2015 Incentive Plan Amendment is not approved by the stockholders, it will be of no effect and the number of shares available for issuance under the 2015 Incentive Plan will remain unchanged, although we may have insufficient shares available for future awards which may result in the use of cash-settled or cash-based long-term incentives rather than equity.

Total Shares Remaining Available for Issuance under the 2015 Incentive Plan as of March 16, 2020
Prior to Amendment	774,470
Upon Amendment	1,274,470

The Compensation Committee believes that equity-based compensation programs are an important element of our company’s continued financial and operational success. We believe this amendment reflects best practices in our industry and allows the establishment of a stronger pay-for-performance culture.

You are being asked to approve the 2015 Incentive Plan Amendment. You should read and understand the terms of the 2015 Incentive Plan Amendment and 2015 Incentive Plan before you vote. Other than with respect to the increase in the number of shares available under the 2015 Incentive Plan, the amendment will not affect the terms of the plan, which will remain unchanged from those initially approved by our stockholders at our 2015 Annual Meeting of Stockholders. A summary of the 2015 Incentive Plan, as it is proposed to be amended, appears below and the full text of the 2015 Incentive Plan Amendment is attached to this Proxy Statement as Appendix A. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting will be required to approve the 2015 Incentive Plan Amendment.

Plan Summary

A summary of the material features of the 2015 Incentive Plan, which would also apply to the shares that are subject to the 2015 Incentive Plan Amendment, appears below. This Summary does not purport to be exhaustive and is expressly qualified in its entirety by reference to the full text of the 2015 Incentive Plan, which was filed as Annex A to the definitive proxy statement filed with the SEC on April 9, 2015.

Eligibility

Awards may be granted under the 2015 Incentive Plan to officers, employees, consultants and advisors of the Company and its affiliates and to non-employee directors of the Company. Incentive stock options may be granted only to employees of the Company or its subsidiaries. As of March 16, 2020, approximately 40 individuals were eligible to receive awards under the 2015 Incentive Plan, including three executive officers and seven non-employee directors.

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Administration

The 2015 Incentive Plan may be administered by the Board of Directors or the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.

Number of Authorized Shares

We are asking our stockholders to approve an amendment to the 2015 Incentive Plan that would increase the number of shares of common stock authorized for issuance under the 2015 Incentive Plan to a total of 4,000,000 shares, of which 1,313,340 are no longer available as a result of exercise, expiration or forfeiture, the net representing approximately 16.6% of the common shares and options outstanding together with options available for future grant. The Board of Directors believes this increased amount is necessary to allow it to better align employees to the future success of the Company, and to give the Company flexibility going forward to do so. In addition, as of the date of shareholder approval of the 2015 Incentive Plan, any awards then outstanding under the Predecessor Plan remain subject to and will be paid under the Predecessor Plan.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2015 Incentive Plan and thereafter are forfeited to the Company, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of common stock available for grant under the 2015 Incentive Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2015 Incentive Plan: (a) the payment in cash of dividends or dividend equivalents under any outstanding award, (b) any award that is settled in cash rather than by issuance of shares of common stock, (c) shares surrendered or tendered in payment of the option price or purchase price of an award or any taxes required to be withheld in respect of an award, or (d) awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Awards to Non-employee Directors

No more than $100,000 may be granted in equity-based awards during any one year to a non-employee member of the Board of Directors, based on the grant date fair value for accounting purposes in the case of stock options or stock appreciation rights and based on the fair market value of the common stock underlying the award on the grant date for other equity-based awards. This limit does not apply to shares received by a non-employee director at his or her election in lieu of all or a portion of the director’s retainer for board service (as described below).

Adjustments

If certain changes in the common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the common stock without receipt of consideration by the Company, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities for which stock options and other stock-based awards may be made under the 2015 Incentive Plan, including the individual award limits for “performance-based” compensation under Code Section 162(m), shall be equitably adjusted by the Company. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs shall be equitably adjusted by the Company.

Types of Awards

The 2015 Incentive Plan permits the granting of any or all of the following types of awards:

● Stock Options. Stock options entitle the holder to purchase a specified number of shares of common stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. The Compensation Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the common stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). The fair market value of a shares of our common stock on March 16, 2020 was $4.68 per share. Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of the common stock. At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed ten years) and other conditions on exercise.

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● Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the 2015 Incentive Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed ten years, and the term of a tandem SAR cannot exceed the term of the related stock option.

● Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted stock, which are shares of common stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the common stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms of the 2015 Incentive Plan and any other terms and conditions determined by the Compensation Committee.

● Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period. Performance awards may be denominated in shares of common stock or in cash, and may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. Cash-based performance awards include annual incentive awards.

No Repricing

Without shareholder approval, the Compensation Committee is not authorized to (a) lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2015 Incentive Plan, such as stock splits, (b) take any other action that is treated as a repricing under generally accepted accounting principles or (c) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback

All cash and equity awards granted under the 2015 Incentive Plan will be subject to the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such act, any policies adopted by the Company to implement such requirements, and any other compensation recovery policies as may be adopted from time to time by the Company.

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Performance-Based Compensation under Section 162(m)

Performance Goals and Criteria. Under Code Section 162(m), we generally are prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer) in excess of $1 million per person in any year. However, compensation that qualifies as “performance-based” is not subject to the $1 million limit.

If the Compensation Committee intends to qualify an award under the 2015 Incentive Plan as “performance-based” compensation under Code Section 162(m), the performance goals selected by the Compensation Committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria for the Company and/or specified subsidiaries or business units, as reported or calculated by the Company (except with respect to the total shareholder return and earnings per share criteria): (i) cash flow; (ii) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (iii) earnings measures (including EBIT and EBITDA); (iv) return on equity; (v) total shareholder return; (vi) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on operating revenue; (xii) brand recognition/acceptance; (xiii) customer metrics (including customer satisfaction, customer retention, customer profitability, or customer contract terms); (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) return on assets; (xxii) growth in net sales; (xxiii) the ratio of net sales to net working capital; (xxiv) shareholder value added; (xxv) improvement in management of working capital items (inventory, accounts receivable or accounts payable); (xxvi) sales from newly-introduced products; (xxvii) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations, or other transactions; (xxviii) product quality, safety, productivity, yield or reliability (on time and complete orders); (xxix) funds from operations; (xxx) regulatory body approval for commercialization of a product; (xxxi) debt levels or reduction or debt ratios; (xxxii) economic value; (xxxiii) operating efficiency; (xxxiv) research and development achievements; or (xxxv) any combination of the forgoing business criteria. The Compensation Committee can also select any derivations of these business criteria (e.g., income shall include pre-tax income, net income, operating income, etc.).

Performance goals may, in the discretion of the Compensation Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative to the performance of one or more comparable companies or indices.

The Compensation Committee may determine at the time that the performance goals are established the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings).

In addition, compensation realized from the exercise of options and SARs granted under the 2015 Incentive Plan is intended to meet the requirements of the performance-based compensation exception under Code Section 162(m). These awards must have an exercise price equal at least to fair market value at the date of grant, are granted to covered individuals by a Compensation Committee consisting of at least two outside directors, and the 2015 Incentive Plan limits the number of shares that may be the subject of awards granted to any individual during any calendar year.

Limitations. Subject to certain adjustments for changes in our corporate or capital structure described above, participants who are granted awards intended to qualify as “performance-based” compensation under Code Section 162(m) may not be granted stock options or stock appreciation rights for more than 500,000 shares in any calendar year or more than 500,000 shares for all share-based awards that are performance awards in any calendar year. The maximum dollar value granted to any participant pursuant to that portion of a cash award granted under the 2015 Incentive Plan for any calendar year to any employee that is intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m) may not exceed $1,000,000 for an annual incentive award and $1,000,000 for all other cash-based awards.

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Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

Effect of Change in Control. Under the 2015 Incentive Plan, in the event of a change in control, outstanding awards will be treated in accordance with the applicable transaction agreement. If no treatment is provided for in the transaction agreement, each award holder will be entitled to receive the same consideration that stockholders receive in the change in control for each share of stock subject to the award holder’s awards, upon the exercise, payment or transfer of the awards, but the awards will remain subject to the same terms, conditions, and performance criteria applicable to the awards before the change in control, unless otherwise determined by the Compensation Committee. In connection with a change in control, outstanding stock options and SARs can be cancelled in exchange for the excess of the per share consideration paid to stockholders in the transaction, minus the option or SARs exercise price.

Subject to the terms of the applicable award agreements, awards granted to non-employee directors will fully vest on an accelerated basis, and any performance goals will be deemed to be satisfied at target. For awards granted to all other service providers, vesting of awards will depend on whether the awards are assumed, converted or replaced by the resulting entity.

● For awards that are not assumed, converted or replaced, the awards will vest upon the change in control. For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of the Company’s fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the change in control.

● For awards that are assumed, converted or replaced by the resulting entity, no automatic vesting will occur upon the change in control. Instead, the awards, as adjusted in connection with the transaction, will continue to vest in accordance with their terms. In addition, the awards will vest if the award recipient has a separation from service within two years after the change in control by the Company other than for “cause” or by the award recipient for “good reason” (as defined in the applicable award agreement). For performance awards, the amount vesting will be based on the greater of (1) achievement of all performance goals at the “target” level or (2) the actual level of achievement of performance goals as of the Company’s fiscal quarter end preceding the change in control, and will be prorated based on the portion of the performance period that had been completed through the date of the separation from service.

Definition of Change in Control. A change in control of the Company generally means any single transaction or event, other than an Acquisition, pursuant to which (i) a majority of the members of the Board resign or are replaced, or (ii) one person or a number of persons acting together as a group own more than 50 percent of the combined voting power of Company. The term “Acquisition” means (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

Term, Termination and Amendment of the 2015 Incentive Plan

Unless earlier terminated by the Board of Directors, the 2015 Incentive Plan will terminate, and no further awards may be granted, ten years after the date on which it was approved by stockholders. The Board may amend, suspend or terminate the 2015 Incentive Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, shareholder approval will be required for any amendment. The amendment, suspension or termination of the 2015 Incentive Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

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Plan Benefits

Future benefits under the 2015 Incentive Plan are not currently determinable. However, current benefits granted to executive officers, all other employees and non-employee directors would not have been increased if they had been made following approval of the amendment to the 2015 Incentive Plan by our stockholders.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2015 Incentive Plan generally applicable to the Company and to participants in the 2015 Incentive Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

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Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Code Section 409A. We intend that awards granted under the 2015 Incentive Plan comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2015 Incentive Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the 2015 Incentive Plan until all tax withholding obligations are satisfied.

Vote Required

Approval of the 2015 Incentive Plan Amendment requires a number of “FOR” votes that is a majority of the votes cast by the holders of our shares of common stock entitled to vote on the proposal, with abstentions counting as votes against the proposal.

The Board of Directors recommends a vote FOR the approval of the Amendment to the Intellicheck, Inc. 2015 Omnibus Incentive Plan.

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Proposal No. 4

SAY ON PAY

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT UNDER “EXECUTIVE COMPENSATION”

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) provides stockholders with the opportunity to vote, on an advisory basis, to approve the compensation of Intellicheck’s compensation policies. The Board of Directors believes that Intellicheck’s compensation policies and procedures are aligned with the long-term interests of stockholders. As described in detail under the Executive Compensation discussion section of this Proxy Statement, we believe that our compensation program is designed to support our long-term business strategies and creation of stockholder value by emphasizing long-term alignment with our stockholders and pay-for-performance. You are encouraged to read the Executive Compensation and analysis discussion section of this Proxy Statement for additional details on our executive compensation, including our philosophy and objectives and the 2019 compensation of our named executive officers. This non-binding advisory “say-on-pay” vote gives you as a stockholder the opportunity to endorse our executive compensation program through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation discussion, compensation tables and narrative discussion is hereby APPROVED.”

As an advisory vote, this proposal is non-binding. However, the Board of Directors and the Compensation Committee value the opinions of stockholders and will consider the outcome of the vote when making future compensation decisions for the named executive officers.

Our Board of Directors recommends a vote “FOR” the advisory approval of the compensation of our named executive officers as disclosed in this proxy statement under the heading “Executive Compensation.”

Vote Required

Non-binding, advisory approval of the advisory proposal on the compensation of our named executive officers as disclosed in this Proxy Statement under “Executive Compensation” requires the affirmative vote of a majority of the shares of Intellicheck common stock present in person or represented by proxy at the annual meeting. Abstentions will have the same effect as votes “AGAINST” this proposal, whereas “broker non-votes” will not be counted for purposes of determining whether this advisory proposal has been approved.

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Proposal No. 5

SAY ON FREQUENCY

ADVISORY VOTE ON THE FREQUENCY (EVERY ONE, TWO, OR THREE YEARS) OF FUTURE ADVISORY VOTES TO APPROVE OF EXECUTIVE COMPENSATION.

The Dodd-Frank Act also provides stockholders with the opportunity to vote, on an advisory basis, as to the frequency of stockholder advisory “say-on-pay” votes such as that detailed in Proposal 3 above. You may abstain from voting, or you may select a recommendation as to the frequency of such votes: every one year, two years, or three years. This non-binding advisory vote gives you as a stockholder the opportunity to select a frequency of “say-on-pay” votes.

As an advisory vote, this proposal is non-binding. However, the Board of Directors and the Compensation Committee value the opinions of stockholders and will consider the outcome of the vote when determining the frequency of “say-on-pay” votes. Nevertheless, the Board of Directors may decide to hold a non-binding advisory vote on future compensation of future named executive officers more or less frequently than the option voted by the shareholders.

The Board of Directors has considered this matter and has determined that a non-binding advisory vote on executive compensation every year is appropriate to provide stockholders the opportunity to inform Intellicheck of their opinion of our approach to compensation policies and practices, after having sufficient time to observe its impact on our business.

Our Board of Directors recommends a vote of “ONE YEAR” with respect to the advisory vote on the frequency of future advisory votes to approve of executive compensation.

Vote Required

Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, shareholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: ONE YEAR, TWO YEARS, THREE YEARS, or ABSTAIN. The option receiving the vote of a plurality of the shares of Intellicheck common stock present in person or represented by proxy at the annual meeting will be approved on a non-binding, advisory basis. Abstentions and “broker non-votes” will not be counted for purposes of determining the result of this non-binding advisory vote.

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OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented at the meeting. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

ANNUAL REPORT

Our annual report to stockholders concerning our operations during the fiscal year ended December 31, 2019, including audited financial statements, has been distributed to all record holders as of the record date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.

UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2019, TO EACH STOCKHOLDER OF RECORD OR TO EACH STOCKHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON MARCH 16, 2020. ANY REQUEST BY A STOCKHOLDER FOR OUR ANNUAL REPORT ON FORM 10-K SHOULD BE SENT TO INVESTOR RELATIONS AT INTELLICHECK, INC., 535 BROADHOLLOW ROAD, SUITE B51, MELVILLE, NY 11747.

REQUIREMENTS FOR STOCKHOLDER PROPOSALS TO BE BROUGHT BEFORE THE 2021 ANNUAL MEETING OF STOCKHOLDERS

Stockholders’ proposals intended to be presented at next year’s Annual Meeting of Stockholders must be submitted in writing to INVESTOR RELATIONS at INTELLICHECK, INC., 535 BROADHOLLOW ROAD, SUITE B51, MELVILLE, NY 11747, no later than January 8, 2021 for inclusion in the Company’s proxy statement and form of proxy for that meeting. In addition, all proposals will need to comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in Company-sponsored proxy materials.

Notice of any director nomination or other proposal stockholders intend to present at the 2021 Annual Meeting of Stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2021 Annual Meeting of Stockholders, must be delivered to the Company’s INVESTOR RELATIONS at INTELLICHECK, INC., 535 BROADHOLLOW ROAD, SUITE B51, MELVILLE, NY 11747, not later than the close of business on March 1, 2021.

The proxy solicited by the Company for the 2021 Annual Meeting of Stockholders will confer discretionary authority on the Company’s proxies to vote on any proposal presented by a stockholder at that meeting for which the Company has not been provided with notice on or prior to March 1, 2021.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. Our public filings are also available from commercial document retrieval services and at the SEC’s website located at http://www.sec.gov.

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STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 13, 2020. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

By Order of the Board of Directors,

/s/ Bill White
Bill White
Chief Financial Officer, Treasurer and Secretary

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ANNEX A

INTELLICHECK, INC.

2015 OMNIBUS INCENTIVE PLAN

AS AMENDED

Intellicheck, Inc., a Delaware corporation, sets forth herein the terms of its 2015 Omnibus Incentive Plan, as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, Non-Employee Directors (as defined herein), key employees, consultants and advisors, and to motivate such officers, Non-Employee Directors, key employees, consultants and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein. Upon becoming effective, the Plan replaces, and no further awards shall be made under, the Predecessor Plan (as defined herein).

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1. “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2. “Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms of the Award as approved by the Committee.

2.3. “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-based Award or cash award under the Plan.

2.4. “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

2.5. “Board” means the Board of Directors of the Company.

2.6. “Change in Control” shall have the meaning set forth in Section 15.3.2.

2.7. “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

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2.8. “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of Awards to Covered Employees intended to constitute “performance-based compensation” under Section 162(m), to the extent required by Section 162(m), Committee means all of the members of the Committee who are “outside directors” within the meaning of Section 162(m). For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board.

2.9. “Company” means Intellicheck, Inc., a Delaware corporation, or any successor corporation.

2.10. “Common Stock” or “Stock” means a share of common stock of the Company, par value $0.001 per share.

2.11. “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Subsidiaries.

2.12. “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m) as qualified by Section 12.4 herein.

2.13. “Effective Date” means 6 May, 2015, the date the Plan was approved by the Company’s stockholders.

2.14. “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.15. “Fair Market Value” of a share of Common Stock as of a particular date shall mean (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion.

2.16. “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.17. “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.18. “Grantee” means a person who receives or holds an Award under the Plan.

2.19. “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.20. “Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary.

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2.21. “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.22. “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.23. “Option Price” means the exercise price for each share of Stock subject to an Option.

2.24. “Other Stock-based Awards” means Awards consisting of Stock units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units.

2.25. “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Committee, and includes an Annual Incentive Award.

2.26. “Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

2.27. “Plan” means this Intellicheck Mobilisa, Inc. 2015 Omnibus Incentive Plan, as amended from time to time.

2.28. “Predecessor Plan” means the Intellicheck Mobilisa, Inc. 2006 Equity Incentive Plan (as amended and restated effective January 1, 2014).

2.29. “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

2.30. “Restricted Period” shall have the meaning set forth in Section 10.1.

2.31. “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.32. “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.33. “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.34. “SEC” means the United States Securities and Exchange Commission.

2.35. “Section 162(m)” means Section 162(m) of the Code.

2.36. “Section 409A” means Section 409A of the Code.

2.37. “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.38. “Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.39. “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.40. “Service Provider” means an employee, officer, Non-Employee Director, consultant or advisor of the Company or an Affiliate.

2.41. “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

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2.42. “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.43. “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.

2.44. “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.45. “Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

3.	ADMINISTRATION OF THE PLAN

3.1. General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i)	designate Grantees;

(ii)	determine the type or types of Awards to be made to a Grantee;

(iii)	determine the number of shares of Stock to be subject to an Award;

(iv)	establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)	prescribe the form of each Award Agreement; and

(vi)	amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

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To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including without limitation the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board.

3.2. No Repricing.

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

3.3. Award Agreements; Clawbacks.

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is terminated for “cause” as defined in the applicable Award Agreement.

Awards shall be subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery policies adopted by the Company to implement any such requirements or (iv) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Grantee.

3.4. Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.5. No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6. Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

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4.	STOCK SUBJECT TO THE PLAN

4.1. Authorized Number of Shares

Subject to adjustment under Section 15, the total number of shares of Common Stock authorized to be awarded under the Plan shall not exceed 4,000,000. In addition, shares of Common Stock underlying any outstanding award granted under the Predecessor Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan. As provided in Section 1, no new awards shall be granted under the Predecessor Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

4.2. Share Counting

4.2.1. General

Each share of Common Stock granted in connection with an Award shall be counted as one share against the limit in Section 4.1, subject to the provisions of this Section 4.2.

4.2.2. Cash-Settled Awards

Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan.

4.2.3. Expired or Terminated Awards

If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.

4.2.4. Payment of Option Price or Tax Withholding in Shares

If shares of Common Stock issuable upon exercise, vesting or settlement of an Award, or shares of Common Stock owned by a Grantee (which are not subject to any pledge or other security interest), are surrendered or tendered to the Company in payment of the Option Price or Purchase Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered shares of Common Stock shall again be available for the grant of Awards under the Plan. For a share-settled SAR, only the net shares actually issued upon exercise of the SAR shall be counted against the limit in Section 4.1.

4.2.5. Substitute Awards

In the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

4.3. Award Limits

4.3.1. Incentive Stock Options.

Subject to adjustment under Section 15, 4,000,000 shares of Common Stock available for issuance under the Plan shall be available for issuance under Incentive Stock Options.

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4.3.2. Individual Award Limits for Section 162(m) – Share-Based Awards.

Subject to adjustment under Section 15, the maximum number of each type of Award (other than cash-based Performance Awards) intended to constitute “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following number of shares of Common Stock: (i) Options and SARs: 500,000 shares; and (ii) all share-based Performance Awards (including Restricted Stock, Restricted Stock Units and Other Stock-based Awards that are Performance Awards): 500,000 shares.

4.3.3. Individual Award Limits for Section 162(m) – Cash-Based Awards.

The maximum amount of cash-based Performance Awards intended to constitute “performance-based compensation” under Section 162(m) granted to any Grantee in any calendar year shall not exceed the following: (i) Annual Incentive Award: $1 million; and (ii) all other cash-based Performance Awards: $1 million.

4.3.4. Limits on Awards to Non-Employee Directors.

No more than $100,000 may be granted in share-based Awards under the Plan during any one year to a Grantee who is a Non-Employee Director (based on the Fair Market Value of the shares of Common Stock underlying the Award as of the applicable Grant Date in the case of Restricted Stock, Restricted Stock Units or Other Stock-based Awards, and based on the applicable grant date fair value for accounting purposes in the case of Options or SARs); provided, however, that share-based Awards made to a Grantee who is a Non-Employee Director at such Grantee’s election in lieu of all or a portion of his or her Retainer for service on the Board and any Board committee shall not be counted towards the limit under this Section 4.3.4.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1. Term.

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders. The Plan shall terminate automatically on the ten (10) year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2. Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. Notwithstanding the foregoing, any amendment to Section 3.2 shall be contingent upon the approval of the Company’s stockholders. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1. Service Providers.

Subject to this Section 6.1, Awards may be made to any Service Provider, including any Service Provider who is an officer, Non-Employee Director, consultant or advisor of the Company or of any Affiliate, as the Board shall determine and designate from time to time in its discretion.

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6.2. Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3. Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2, the Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1. Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2. Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as stated in the Award Agreement.

8.3. Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten(10)years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

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8.4. Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5. Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6. Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him or her. Except as provided in Section 15 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7. Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.8. Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1. Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a share of Stock on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR to the extent required by Section 409A.

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9.2. Other Terms.

The Board shall determine at the Grant Date, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3. Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

9.4. Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

(i)	the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

(ii)	the number of shares of Stock with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1. Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 12.1 and 12.2. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2. Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3. Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement and subject to Section 17.12, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

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10.4. Rights of Holders of Restricted Stock Units.

10.4.1. Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2. Voting and Dividend Rights.

Unless otherwise stated in the applicable Award Agreement and subject to Section 17.12, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

10.4.3. Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5. Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

10.6. Delivery of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1. General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2. Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

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11.3. Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

11.4. Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1. Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

12.2. Performance Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as having the potential to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 12.2. Notwithstanding anything herein to the contrary, the Committee in its discretion may provide for Performance Awards to Covered Employees that are not intended to qualify as “performance-based compensation” for purposes of Section 162(m).

12.2.1. Performance Goals Generally.

The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12.2. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may, in the discretion of the Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). To the extent consistent with the requirements of Section 162(m), the Committee may determine at the time that goals under this Section 12 are established, the extent to which measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, debt redemption or retirement, asset write downs, litigation or claim judgments or settlements, acquisitions or divestitures, foreign exchange gains and losses, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings). Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

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12.2.2. Business Criteria.

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (i) cash flow; (ii) earnings per share, as adjusted for any stock split, stock dividend or other recapitalization; (iii) earnings measures (including EBIT and EBITDA)); (iv) return on equity; (v) total stockholder return; (vi) share price performance, as adjusted for any stock split, stock dividend or other recapitalization; (vii) return on capital; (viii) revenue; (ix) income; (x) profit margin; (xi) return on operating revenue; (xii) brand recognition/acceptance; (xiii) customer metrics (including customer satisfaction, customer retention, customer profitability, or customer contract terms); (xiv) productivity; (xv) expense targets; (xvi) market share; (xvii) cost control measures; (xviii) balance sheet metrics; (xix) strategic initiatives; (xx) implementation, completion or attainment of measurable objectives with respect to recruitment or retention of personnel or employee satisfaction; (xxi) return on assets; (xxii) growth in net sales; (xxiii) the ratio of net sales to net working capital; (xxiv) stockholder value added; (xxv) improvement in management of working capital items (inventory, accounts receivable or accounts payable); (xxvi) sales from newly-introduced products; (xxvii) successful completion of, or achievement of milestones or objectives related to, financing or capital raising transactions, strategic acquisitions or divestitures, joint ventures, partnerships, collaborations, or other transactions; (xxviii) product quality, safety, productivity, yield or reliability (on time and complete orders); (xxix) funds from operations; (xxx) regulatory body approval for commercialization of a product; (xxxi) debt levels or reduction or debt ratios; (xxxii) economic value; (xxxiii) operating efficiency; (xxxiv) research and development achievements; or (xxxv) any combination of the forgoing business criteria; provided, however, that such business criteria shall include any derivations of business criteria listed above (e.g., income shall include pre-tax income, net income, operating income, etc.).

12.2.3. Timing for Establishing Performance Goals.

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m).

12.2.4. Settlement of Performance Awards; Other Terms.

Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.

12.3. Written Determinations.

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify under Section 162(m) to the extent required by Section 162(m). To the extent permitted by Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards.

12.4. Status of Section 12.2 Awards under Section 162(m).

It is the intent of the Company that Performance Awards under Section 12.2 hereof granted to persons who are designated by the Committee as having the potential to be Covered Employees within the meaning of Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Section 162(m) and regulations thereunder. Accordingly, the terms of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as having the potential to be a Covered Employee with respect to that fiscal year or any subsequent fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

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13.	OTHER STOCK-BASED AWARDS.

13.1. Grant of Other Stock-based Awards.

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company. Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards. Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

13.2. Terms of Other Stock-based Awards.

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

14.	REQUIREMENTS OF LAW

14.1. General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

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14.2. Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1. Changes in Stock.

If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Awards may be made under the Plan (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

15.2. Effect of Certain Transactions.

Except as otherwise provided in an Award Agreement and subject to the provisions of Section 15.3, in the event of a Corporate Transaction, the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Corporate Transaction in respect of a share of Common stock; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Corporate Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 15.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Committee, (i) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Option Price or SAR Exercise Price, as applicable. For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore. The treatment of any Award as provided in this Section 15.2 shall be conclusively presumed to be appropriate for purposes of Section 15.1.

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15.3. Change in Control

15.3.1. Consequences of a Change in Control

For Awards granted to Non-Employee Directors, except as may otherwise be provided in the applicable Award Agreement, upon a Change in Control all outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to outstanding Awards shall lapse and become vested and non-forfeitable, and any specified performance goals with respect to outstanding Awards shall be deemed to be satisfied at target.

For Awards granted to any other Service Providers, except as may otherwise be provided in the applicable Award Agreement, either of the following provisions shall apply, depending on whether, and the extent to which, Awards are assumed, converted or replaced by the resulting entity in a Change in Control:

(i)	To the extent such Awards are not assumed, converted or replaced by the resulting entity in the Change in Control, then upon the Change in Control such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Change in Control based upon the greater of: (A) an assumed achievement of all relevant performance goals at the “target” level, or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Change in Control.

(ii)	To the extent such Awards are assumed, converted or replaced by the resulting entity in the Change in Control, if, within two years after the date of the Change in Control, the Service Provider has a Separation from Service either (1) by the Company other than for “cause” or (2) by the Service Provider for “good reason” (each as defined in the applicable Award Agreement), then such outstanding Awards that may be exercised shall become fully exercisable, all restrictions with respect to such outstanding Awards, other than for Performance Awards, shall lapse and become vested and non-forfeitable, and for any outstanding Performance Awards the target payout opportunities attainable under such Awards shall be deemed to have been fully earned as of the Separation from Service based upon the greater of: (A) an assumed achievement of all relevant performance goals at the “target” level, or (B) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter end preceding the Change in Control and the Award shall become vested pro rata based on the portion of the applicable performance period completed through the date of the Separation from Service.

15.3.2. Change in Control Defined

Except as may otherwise be defined in an Award Agreement, a “Change in Control” shall mean any single transaction or event, other than an Acquisition, pursuant to which (i) a majority of the members of the Board resign or are replaced, or (ii) one person or a number of persons acting together as a group own more than 50 percent of the combined voting power of Company. The term “Acquisition” means (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

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Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

15.4. Adjustments

Adjustments under this Section 15 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

16.	NO LIMITATIONS ON COMPANY

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17.	TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

17.1. Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

17.2. Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

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17.3. Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, or the Company may require such obligations to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

17.4. Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

17.5. Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion. In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.

17.6. Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

17.7. Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.8. Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law, and applicable Federal law.

17.9. Section 409A.

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

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17.10. Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

17.11. Transferability of Awards.

17.11.1. Transfers in General.

Except as provided in Section 17.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

17.11.2. Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.11.2 or by will or the laws of descent and distribution.

17.12. Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award under this Plan may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to stockholders, as determined in the sole discretion of the Committee. Notwithstanding the foregoing, in no event will dividends or dividend equivalents on any Award which is subject to the achievement of performance criteria be payable before the Award has become earned and payable.

The Plan was adopted by the Board of Directors on March 19, 2015 and was approved by the stockholders of the Company on May 6, 2015.

This Amendment was approved by the stockholders of the Company on May __, 2020

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